Deferred revenue	12 Months Ended
Dec. 31, 2021
Deferred revenue
Deferred revenue
9.	Deferred revenue

On March 26, 2019, the Company entered into a binding heads of agreement with Mitsui under which Mitsui would  prepay the Company US$30,000,000 in anticipation of revenue for the right to purchase 80,000 tons of battery grade lithium concentrate annually (the “Mitsui Pre-Payment”) for a floating price set by Asia Metals spot over six years, extendable for another five years at the option of Mitsui.

An initial tranche payment of US$3,000,000 ($4,007,100) was received by the Company on April 4, 2019, while the receipt of the remaining tranches is subject to certain conditions, including the execution of related definitive offtake agreements with Mitsui and other customary conditions.

Other than the initial tranche payment described above, the Company did not request or receive any funds from Mitsui in 2020 or in 2021.